EXHIBIT 32.1





                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Robert M. Rubin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American United Global, Inc. on Form 10-Q/A for the quarter ended June 30, 2003 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and the information contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of American United Global, Inc.


                                                     /s/ Robert M. Rubin
Date: August 22, 2003                                -------------------------
                                                     Robert M. Rubin
                                                     Chief Executive Officer


     A signed original of this written statement required by Section 906 has been provided to American United Global, Inc. and will be retained by American United Global, Inc and furnished to the Securities and Exchange Commission or its staff upon request.